Intangible Assets, Net	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets, Net
Note 9. Intangible Assets, Net
Intangible assets as of December 31, 2023 and 2022 consisted of the following (in thousands):

	December 31, 2023			December 31, 2022
	Intangible Assets, Gross	Accumulated Amortization and Impairment	Intangibles Assets, Net	Intangible Assets, Gross	Accumulated Amortization and Impairment	Intangibles Assets, Net
Contract-based	$300	$(300)	$—	$300	$(300)	$—
Customer-related	21,100	(21,100)	—	21,100	(14,800)	6,300
Technology-based	20,200	(20,200)	—	20,200	(19,400)	800
Talent and representation contracts	10,300	(10,300)	—	10,300	(10,300)	—
Formulae	1,950	(1,950)	—	1,950	(1,146)	804
Trade name	51,200	(51,200)	—	51,200	(50,900)	300

	$105,050	$(105,050)	$—	$105,050	$(96,845)	$8,204

Due to the reduced revenue and operating income forecasts, the Company tested its asset group for recoverability as of December 31, 2023. The Company assessed its long-lived assets for impairment prior to the goodwill impairment test. In assessing its long-lived assets, the Company tested the related asset group for recoverability by comparing the carrying value of the asset group to its forecasted undiscounted cash flows. Because the carrying value of the asset group exceeded its future undiscounted cash flows, the Company determined that it may not be recoverable. The fair value of the assets within the asset group was then calculated to determine whether an impairment loss should be recognized. The fair values of the customer-related, technology-based, and formulae intangible assets were estimated and calculated to be lower than the carrying value. As a result, the Company recorded an aggregate impairment charge of $3.1 million related to its intangible assets, which reduced its intangible asset balance to zero at December 31, 2023.
The Company had performed a test for recoverability at June 30, 2023 and concluded that the carrying value of its long-lived assets was recoverable.
Due to the reduced revenue and operating income forecasts, the Company tested its asset group for recoverability as of December 31, 2022 and determined that the asset group was not recoverable. The fair value of the assets within the asset group was then calculated to determine whether an impairment should be recognized. The fair value of the customer-related, technology-based and trade name intangible assets were estimated primarily using a relief-from-royalty approach and calculated to be lower than carrying value. As a result the Company recorded a $18.9 million non-cash
impairment charge for these intangible assets for the year ended December 31, 2022.
During the three months ended March 31, 2022, the Company determined that one of its acquired trade names no longer had an indefinite life. The Company tested the trade name for impairment before changing the useful life and determined there was no impairment based on its assessment of fair value. The Company is prospectively amortizing the trade name over its remaining estimated useful life of two years beginning January 1, 2022. The Company recorded $0.3 million and $7.5 million of amortization expense for this trade name as a component of selling and marketing expenses for the years ended December 31, 2023 and 2022, respectively.
The Company performed an interim test for impairment of its indefinite-lived intangible asset as of September 30, 2022 due to reduced revenue and margin forecasts for certain products. The fair value of the indefinite-lived trade name was calculated using a relief-from-royalty approach and was determined to be lower than its carrying value, primarily as a result of reduced revenue and margin forecasts for certain supplements. As a result, the Company recorded a $1.0 million non-cash
impairment charge for this intangible asset during the year ended December 31, 2022.
Amortization expense for intangible assets was $5.1 million and $18.3 million for the years ended December 31, 2023 and 2022, respectively.